UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 21, 2010

QUANTUM SOLAR POWER CORP.
(Exact name of registrant as specified in its charter)

NEVADA	000-52686	27-1616811
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

3900 Paseo del Sol, Suite A311
Santa Fe, NM	87507
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (505)-216-0725

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

SECTION 3 – SECURITIES AND TRADING MARKETS

ITEM 3.02          UNREGISTERED SALES OF EQUITY SECURITIES AND USE OF PROCEEDS.

FOREIGN PRIVATE PLACEMENT

On October 21, 2010, Quantum Solar Power Corp. (the “Company”) issued an aggregate of 870,000 shares of common stock pursuant to the provisions of Regulation S of the Securities Act of 1933 (the “Act”) to persons who represented that they were not "U.S. Persons" as defined under Regulation S and that they were not acquiring the shares for the account or benefit of a U.S. Person.

These share issuances represent a portion of the $5,000,000 foreign private placement offering approved by the Company's board of directors on May 28, 2010. There are no assurances that the remainder of the offering will be completed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUANTUM SOLAR POWER CORP.
Date: October 21, 2010
	By:	/s/ Daryl J. Ehrmantraut
Name: Daryl J. Ehrmantraut
Title: President and Chief Executive Officer